Rule 497(E)
                                                         1933 Act Reg. No. 33-12
                                                      1940 Act File No. 811-4401

                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                        WISCONSIN TAX-EXEMPT PORTFOLIO

                      SUPPLEMENT DATED JANUARY 31, 1996
                     TO THE PROSPECTUS DATED MAY 1, 1995

INVESTMENT PROGRAM - STATE OR MUNICIPAL LEASE OBLIGATIONS

     Effective February 1, 1996, the portion of the net assets of the Wisconsin Tax-Exempt Portfolio which may be invested in state or municipal lease obligations is increased from 5% to 10%. For more information regarding state and municipal lease obligations, see the Section of the Wisconsin Tax-Exempt Portfolio's Prospectus dated May 1, 1995 captioned "Investment Program - Other Investment Practices and Associated Risks - State or Municipal Lease Obliga-tions."

CHANGE IN DIRECTOR

     Mr. Stephen A. Roell, a director of Principal Preservation, resigned from his position effective January 19, 1996 to pursue other opportunities which potentially could compromise his status as an independent director. At a meeting held on January 19, 1996, the remaining directors of Principal Preservation appointed Ralph J. Eckert to fill the vacancy created by Mr. Roell's resignation. Mr. Eckert presently is retired. He served as Chief Executive Officer of Benefit Trust Life Insurance Company from September, 1954 to April, 1991. He also served as a trustee of the Board of Pensions for the Lutheran Church of America from 1987 to 1989, and as Trustee of The Prime Portfolios (a registered investment company) from 1993 through 1995. Mr. Eckert presently serves as Chairman of the Board of Benefit Trust Life Insurance Company and as a Trustee of the Board of Pensions of the Evangelical Lutheran Church of America.

RESTRUCTURING OF INVESTMENT ADVISOR


     As a part of a general restructuring and realignment of the business operations of The Ziegler Companies, Inc., the parent company of Ziegler and of Ziegler Asset Management, the investment advisory operations conducted by Ziegler are being transferred to Ziegler Asset Management. Accordingly, effective February 1, 1996, Ziegler Asset Management will serve directly as the investment advisor to the Wisconsin Tax-Exempt Portfolio instead of indirectly as the subadvisor. This restructuring will not affect in any way the advisory services provided to the Portfolio. Ziegler Asset Management will provide advisory services directly to the Portfolio on the same terms and conditions (including advisory fees) as those under which Ziegler heretofore has provided advisory services. The Portfolio managers and other advisory personnel who have provided investment advice and other advisory services to the Portfolio up to the present time will continue to provide those same services in their same capacities. Additionally, Ziegler will continue to serve as the Dividend Disbursing and Transfer Agent, Depository, Accounting/Pricing Agent and Distributor for the Portfolio.

(PRINCIPAL PRESERVATION LOGO)

                                   WISCONSIN
                                   TAX-EXEMPT
                                   PORTFOLIO

                                  May 1, 1995

                                   PROSPECTUS


                             PRINCIPAL PRESERVATION
                                PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

  The Wisconsin Tax-Exempt Portfolio (the ''Portfolio'') of the Principal Preservation Portfolios, Inc. (''Principal Preservation'') family of mutual funds is offered by this Prospectus. The Portfolio's investment objective is to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

  The risks and special characteristics of investing in the Portfolio are highlighted in the sections of this Prospectus titled ''Questions and Answers'' and ''Special Considerations.'' The Portfolio is managed by B.C. Ziegler and Company (''Ziegler''), as investment advisor. Ziegler Asset Management, Inc. (''Ziegler Asset Management'') serves as sub-advisor. The investment advisor and sub-advisor are sometimes referred to together as the ''Advisors'' of the Portfolio. Shareholder inquiries should be directed to Principal Preservation at 215 North Main Street, West Bend, WI 53095; telephone 800-826-4600.

  This Prospectus sets forth concisely the information that an investor should know before investing in shares of the Portfolio. Investors should read and retain this Prospectus for future reference. A Statement of Additional Information dated May 1, 1995, containing additional information about Principal Preservation and the Portfolio has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained without charge upon request to Ziegler, 215 North Main Street, West Bend, WI 53095 (telephone 800-826-4600) or from Selected Dealers that have agreements with respect to the distribution of shares of the Portfolios.


SHARES OF THE PORTFOLIO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANKING INSTITUTION, ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (`FDIC''), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS IS MAY 1, 1995

                             QUESTIONS AND ANSWERS

WHAT ARE THE PRINCIPAL PRESERVATION PORTFOLIOS?

  Principal Preservation is a Maryland corporation organized in 1984 as an open-end, management investment company. Principal Preservation is a series company, which means that its Board of Directors may establish additional portfolios at any time. Presently eight other series of Principal Preservation are offered by separate prospectuses.

WHAT ARE THE BENEFITS FROM INVESTING IN THE PORTFOLIO?

  Economy of Size. The Portfolio is designed to provide investors with an opportunity to pool their money to achieve economies of size and diversification. This permits investors, whose own securities portfolios may not be large enough to obtain individual investment management services on a cost-effective basis, to take advantage of the professional investment management expertise of the Advisors.

  Professional management. The Portfolio provides professional management of your investment. Maintaining records of your investments is made timely and convenient with detailed statements of your investment activity and account status.

  Pooled investing. The Portfolio combines the funds of many investors to obtain a portfolio of numerous different issues of investment securities, the income on which is exempt from federal and Wisconsin personal income tax. This pooled investing strategy permits an investor to spread his or her risk over a greater number of issues of investment securities, as compared to the number of issues in which the investor may be able to invest individually. However, investors should bear in mind that the Portfolio is a non-diversified mutual fund, meaning that a significant portion of its assets may be invested from time to time in securities of issuers associated with particular industries. Moreover, the Portfolio's investments likely will be heavily concentrated in Wisconsin and, in the event of an insufficient supply of Wisconsin issues, may also or instead be concentrated in Puerto Rico. See ''Investment Program - Other Investment Practices and Associated Risks''and ''Special
Considerations.''

  Liquidity. Shares of the Portfolio may be redeemed at any time at their current net asset value. See ''Redemptions.''

WHAT ARE THE PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND PROGRAMS?

  The Portfolio's investment objective is to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax. There can be no assurance that the Portfolio's investment objective will be achieved. See ''Investment Objective and Policies.''

  Under normal market conditions, the Portfolio will invest primarily in ''Tax Exempt Obligations''(as defined under ''Investment Program - Tax Exempt Obligations'') issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and obligations of other entities (including territories and possessions of the United States and political subdivisions and public authorities thereof) the interest on which is exempt from federal income tax and from Wisconsin personal income tax. As a matter of fundamental policy, the Portfolio will seek to invest at least 80% of its assets so that the income earned thereon will be exempt from federal and Wisconsin personal income taxes, and also will be exempt from federal and applicable state alternative minimum tax (''AMT''). However, at any particular time, up to 20% of the securities owned by the Portfolio may generate interest that is an item of tax preference for purposes of federal and/or applicable state AMT's. See ''Dividends, Capital Gains Distributions and Reinvestments'' and ''Tax Status.'' The Portfolio anticipates that substantially all of its distributions to its shareholders will be otherwise exempt from federal income tax and from Wisconsin personal income tax.

  Shares of the Portfolio do not represent a complete investment program. The Portfolio may not have the benefits of geographic diversification and may be subject to the risks of concentrating its investments in certain economic sectors or industries. While the Portfolio intends to invest primarily in Tax Exempt Obligations issued in Wisconsin, only limited categories of municipal securities are exempt from Wisconsin personal income tax, and it therefore is possible that the Portfolio may invest a significant portion of its assets in Tax Exempt Obligations issued by territories and possessions of the United States, the District of Columbia, and their agencies or instrumentalities. As a result, the Portfolio may invest up to 100% of its assets in Tax Exempt Obligations of issuers outside of Wisconsin if such securities bear interest which is exempt from federal and Wisconsin personal income taxes. Such outside investments likely would include a significant number of Tax Exempt Obligations of issuers in Puerto Rico. Generally, the value of an investment portfolio consisting primarily of Tax Exempt Obligations will fluctuate inversely with the general level of interest rates. The Portfolio may invest in floating and variable rate demand notes, purchase securities on a ''when issued'' basis and enter into repurchase agreements. Such investment practices may involve certain special risks. See ''Investment Program - Other Investment Practices and Associated Risks''and ''Special Considerations.''

  The Portfolio may invest, without percentage limitation, in ''investment grade''securities (see ''Investment Program - Overview''). Securities included in the lowest investment grade category have speculative characteristics. Up to 20% of the Portfolio's net assets may be invested in Tax Exempt Obligations which are rated lower than investment grade; however, all Tax Exempt Obligations in which the Portfolio invests will be rated B or higher by Moody's Investors Service, Inc. (''Moody's'') or Standard & Poor's Corporation (''S&P'') or will be judged by the Advisor to be of comparable quality. Such bonds are regard by S&P as having the ability, at the time they are rated, to meet scheduled interest and principal payments; however, Moody's states that the assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. See ''Investment Program - Overview'' and, for a more detailed description of S&P's and Moody's securities ratings, see Appendix A to the Statement of Additional Information.

  The Portfolio may invest more than 25% of its total assets in public agency revenue bonds. However, it will not invest 25% or more of its total assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry, except that the Portfolio may, in circumstances in which other appropriate available investments may be in limited supply, invest without limitation in housing, health care and/or utility obligations of public bodies. See ''Investment Program - Other Investment Practices and Associated Risks.''

ARE THERE ANY RISKS TO CONSIDER?

  Certain securities in which the Portfolio may invest and activities in which it may engage involve special considerations and risks. For example, changes in interest rates and average maturities may affect the value of debt securities, and changes in general economic conditions and in the financial positions and credit ratings of issuers may affect the value of all types of securities in which the Portfolio invests. The Portfolio's policy of investing primarily in securities exempt from federal and Wisconsin personal income taxes may result in a significant portion of the Portfolio's assets being invested in securities of issuers located in Wisconsin and/or Puerto Rico, exposing the Portfolio to special risks associated with geographic concentration. Also, as noted below, the Portfolio may reinvest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance projects in any one of three specified economic sectors or industries, exposing the Portfolio to special risks associated with industry concentration. See ''Investment Program - Other Investment Practices and Associated Risks''and ''Special Considerations.''

HOW DOES THE PORTFOLIO DISTRIBUTE INCOME?

  Dividends will be declared daily and paid monthly. Any net realized capital gains will be declared and paid annually. Investors may receive their income dividends and capital gain distributions in additional shares of the Portfolio, in additional shares in another Principal Preservation portfolio, or in cash. See ''Dividends, Capital Gains Distributions and Reinvestments.''

WHO MANAGES THE PORTFOLIO?

  Ziegler is the investment advisor for the Portfolio. Ziegler Asset Management, a wholly owned subsidiary of Ziegler, is the sub-advisor for the Portfolio. Ziegler and Ziegler Asset Management's principal office is located at 215 North Main Street, West Bend, WI 53095; their telephone number is 800-826-4600. See ''Management.''

HOW CAN SHARES BE PURCHASED?

  Shares may be purchased at the public offering price next determined after receipt of an order to purchase. The offering price is the net asset value per share plus a sales charge. Shares may be purchased from Ziegler in its capacity as distributor of the Portfolio's shares (the ''Distributor''), or from broker-dealers, banks and other financial institutions or firms that have entered into selling agreements with the Distributor with respect to their assistance in distributing shares of the Portfolio (''Selected Dealers''). See ''Purchase of Shares.''

  The minimum initial investment in the Portfolio is $1,000. The minimum subsequent investment is $50.

HOW CAN SHARES BE REDEEMED OR EXCHANGED?

  Shares may be redeemed by mail or telephone. The redemption values of the shares is the net asset value per share as of the close of business on the day the redemption request is received in proper form. Subject to a service charge (currently $5.00), shares of the Portfolio may be exchanged for shares of any other Principal Preservation portfolio on the basis of their relative net asset value after the shares to be exchanged have been held for more than six months. See ''Redemptions'' and ''Shareholder Services.'' Information as to Principal Preservation portfolios other than the Portfolio is provided through separate prospectuses, copies of which can be obtained from the Distributor.

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price) (1)<F1>                            2.5%
 Maximum Sales Load Imposed on Reinvested Dividends                         0%
 Deferred Sales Load                                                        0%
 Redemption Fees (2)<F2>                                                    0%
 Exchange Fee                                                            $5.00

ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Management Fees                                                         0.50%
 Rule 12b-1 Distribution Fees (3)<F3>                                     .25%
 Other Expenses (after reimbursement) (4)<F4>                             .25%
                                                                         -----
 Total Fund Operating Expenses                                           1.00%
                                                                         -----
                                                                         -----

(1)<F1>Investors may be able to qualify for a lower sales load. See ''Purchase of Shares'' and ''Shareholder Services.''
(2)<F2>Ziegler, in its capacity as transfer agent, charges a fee (presently $7.50) for redemptions by wire transfer.
(3)<F3>Because the Rule 12b-1 distribution fee is paid annually rather than as a one-time fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sale charge permitted by the National Association of Securities Dealers, Inc. (''NASD'), which is generally 6.25% of new sales plus an interest factor.
(4)<F4>Other expenses set forth in the table are based on management's estimates for the current fiscal year.

EXAMPLE

  You would pay the following expenses on a $1,000 investment in the Portfolio, assuming 5% annual return and redemption at the end of each time period:

                        1 Year            $35.00
                        3 Year            $56.00

  The purpose of the table is to assist investors in understanding the various costs and expenses they will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see ''Management,'' ''Purchase of Shares,''Redemptions'' and ''Shareholder Serves.'' THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                              FINANCIAL HIGHLIGHTS

  The following Financial Highlights table presents information relating to a share of capital stock of the Portfolio outstanding for the period presented. This information should be read in conjunction with the financial statements and related notes thereto contained in the Portfolio's 1994 Annual Report to Shareholders, which financial statements are incorporated herein by reference. The information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is contained in the Portfolio's 1994 Annual Report to Shareholders. Copies of the Annual Report are available without charge from Ziegler.


                                                            WISCONSIN TAX-EXEMPT
                                                            --------------------

                                                               For the period
                                                             from June 13, 1994
                                                              (commencement of
                                                               operations) to
                                                              December 31, 1994
                                                              -----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD..........................    $10.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................................       .25
 Net realized and unrealized gains (losses) on investments ...     (.90)
                                                                   -----
    TOTAL FROM INVESTMENT OPERATIONS .........................     (.65)
                                                                   -----
LESS DISTRIBUTIONS:
 Dividends from net investment income ........................     (.25)
 Distributions from net realized gains on investments ........         -
                                                                   -----
    TOTAL DISTRIBUTIONS ......................................     (.25)
                                                                   -----
NET ASSET VALUE, END OF PERIOD................................     $9.10
                                                                  ------
                                                                  ------

TOTAL RETURN**<F6>............................................   (6.5%)+<F7>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)...............    $8,116
Ratio of expenses to average net assets.......................    0.2%*<F5>+<F7>
Ratio of net investment income to average net assets..........    4.4%*<F5>+<F7>
Portfolio turnover rate.......................................    23.4%*<F5>


*<F5>Annualized.
**<F6>The Portfolio's sales charge is not reflected in total return as set forth in the table and Total Return has not been annualized.
+<F7>The Advisors voluntarily reimbursed a portion of the Portfolio's expenses during the period. Without such reimbursement, the Total Return, Ratio of Expenses to Average Net Assets, and Ratio of Net Investment Income to Average Net Assets would have been (7.9%), 1.6% and 3.0%, respectively.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Portfolio's investment objective is to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax. The following is a brief description of the investment policies of the Portfolio. Certain instruments and techniques discussed in this summary are described in greater detail under ''Investment Program'' in this Prospectus and in the Statement of Additional Information. There can be no assurance that the investment objective of the Portfolio will be achieved.

  The Portfolio is subject to a number of investment restrictions which are described in the section of the Statement of Additional Information entitled ''Investment Restrictions.'' Among these restrictions are that the Portfolio may not borrow money or property except for temporary or emergency purposes. If the Portfolio borrows money it will only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any securities until its borrowings are reduced to less than 5% of total assets.
For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the hedging activities of the Portfolio are not deemed to be a pledge of assets.

  The Statement of Additional Information contains specific investment restrictions which govern the investments of the Portfolio. Certain of these restrictions and the Portfolio's investment objective are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the Portfolio. All other investment policies and practices may be changed without shareholder approval.

                               INVESTMENT PROGRAM

OVERVIEW

  This section contains a general description of the investment program and other investment practices of the Portfolio. Further information is contained in the Statement of Additional Information. Shareholders will be notified prior to implementation of any material change in the Portfolio's investment program.

  It is a fundamental policy of the Portfolio that, in normal market conditions, at least 80% of its income distributions to its shareholders will be exempt from federal and Wisconsin personal income taxes, and also will be exempt from federal and applicable state AMT's. However, at any particular time, up to 20% of the Portfolio's total assets may be invested in securities that generate interest which is an item of tax preference for purposes of federal and/or applicable state AMT's. See `Tax Status.'' During times of adverse market conditions when a defensive investment posture is warranted, the Portfolio may temporarily select investments without regard to the foregoing policy.

  In normal market conditions, the Portfolio will invest primarily in Tax
Exempt Obligations that are exempt from federal income tax and Wisconsin personal income tax. While the Portfolio intends to invest primarily in Tax Exempt Obligations issued in Wisconsin, only limited categories of Wisconsin issues of municipal securities are exempt from Wisconsin personal income taxes. These include higher education bonds issued by the State of Wisconsin, public housing authority bonds issued by Wisconsin municipalities, redevelopment authority bonds issued by Wisconsin municipalities, certain bonds issued by the Wisconsin Housing and Economic Development Authority and Wisconsin Housing Finance Authority bonds. Due to the limited availability of such Wisconsin issues, it is possible that the Portfolio may invest a significant portion of its assets in obligations issued outside of Wisconsin. Categories of bonds issued outside of Wisconsin which are exempt from Wisconsin personal income tax include certain general obligation bonds issued by Puerto Rico, Guam and the Virgin Islands, and certain public housing agency bonds issued by agencies located outside of Wisconsin. The Portfolio may invest up to 100% of its assets in tax exempt securities of issuers outside of Wisconsin if such securities bear interest which is exempt from federal income tax and Wisconsin personal income tax. The Advisors anticipate that, when other available investments that meet the Portfolio's investment criteria are in limited supply, the Portfolio may invest more than 25% of its assets in securities of Puerto Rico, its municipalities, and other political subdivisions and public authorities. See ''Special Considerations - Geographic Concentrations.''

  The Portfolio may invest, without percentage limitation, in securities rated at the time of purchase within the four highest grades assigned by either Moody's or S&P or, if unrated, that are judged by the Advisors, at the time of purchase, to be of comparable quality. These are considered `investment grade''securities. Bonds included in the lowest investment grade category have speculative characteristics, and changes in economic conditions or other circumstances are more likely to adversely affect the capacity of the obligor to make principal and interest payments than is the case with higher rated bonds. Up to 20% of the Tax Exempt Obligations purchased by the Portfolio may be rated lower than investment grade; however, all Tax Exempt Obligations in which the Portfolio invests must be rated B or higher by Moody's or S&P or, if unrated, that are judged by the Advisor, at the time of purchase, to be of comparable quality to securities rated B or higher. Bonds rated B are non-investment grade, have a greater vulnerability to default than higher grade bonds and face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which likely would impair the capacity or willingness of the issuers of such bonds to make scheduled payments of interest and principal.
Such bonds are regarded by S&P as having the ability, at the time they are rated, to meet scheduled interest and principal payments; however, Moody's notes that the assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Additionally, periods of economic uncertainty and change likely will increase the volatility of the market price of such bonds and, therefore, the net asset value of the Portfolio.

  The foregoing policies as to credit quality of portfolio investments will apply only at the time of the purchase of a security. Subsequent to the purchase of an issue by the Portfolio, Moody's or S&P may downgrade its assessment of the credit characteristics of the issuer or, in the case of unrated securities, the Advisors may reassess their view with respect to the credit quality of the issuer. While the Advisors will consider such an event in their determination of whether the Portfolio should continue to hold the particular security in its investment portfolio, no such event will automatically require the Advisors to dispose of the security. In no event, however, will more than 5% of the Portfolio's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which the Portfolio is permitted to invest or, in the case of unrated securities, that have been determined by the Advisors to be of a quality lower than such minimum rating.

  Rated as well as unrated Tax Exempt Obligations will be analyzed by the Advisor on the basis of available information as to creditworthiness and with a view to various qualitative factors and trends affecting Tax Exempt Obligations generally. It should be noted, however, that the amount of information about the financial condition of an issuer of Tax Exempt Obligations or an obligor thereon may not be as extensive or as readily available as information regarding securities that are more actively traded.

  For temporary or liquidity purposes the Portfolio may invest in taxable obligations, provided that, in normal market conditions, no more than 20% of the Portfolio's income distributions during any year will be includable in gross income for purposes of federal income tax or Wisconsin personal income tax. The Portfolio may invest without limitation in taxable obligations on a temporary, defensive basis under unusual or special market conditions. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the two highest grades by either Moody's or S&P; commercial paper rated in the highest grade by either of such rating services; certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. The Portfolio also may hold its assets in cash and, in accordance with limitations established in the Portfolio's investment restrictions (see ''Investment Restrictions'' in the Statement of Additional Information), in securities of tax-exempt money market mutual funds. An investment by the Portfolio in securities of tax-exempt money market mutual funds may cause the Portfolio to incur increased administration and distribution costs.

TAX EXEMPT OBLIGATIONS

  As used in this Prospectus, the term ''Tax Exempt Obligations'' refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income tax and from Wisconsin personal income tax. In certain instances the interest on such obligations may be an item of tax preference includable in alternative minimum taxable income depending upon the shareholder's tax status. See ''Tax Status.'' Tax Exempt Obligations include primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions.

  The two principal classifications of Tax Exempt Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Tax Exempt Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds)are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any). Additionally, Tax Exempt Obligations may consist of short term notes sold by the issuing municipality in anticipation of a bond sale, collection of taxes or receipt of other revenue. There are, of course, variations in the quality of Tax Exempt Obligations, both within a particular classification and between classifications, depending on various factors.

  The Portfolio also may purchase floating and variable rate demand notes from municipal issuers. These notes normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

  The yields on Tax Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Generally, Tax Exempt Obligations of longer maturity produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Tax Exempt Obligations generally produce a higher yield than higher-rated Tax Exempt Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. While the Portfolio may invest in securities of any maturity, the weighted average maturity of the Portfolio's investment portfolio is expected to range between approximately 15 to 25 years.

PORTFOLIO TURNOVER AND MATURITY

  While it is not a policy of the Portfolio to trade actively for short-term profits, the Portfolio will dispose of securities without regard to the time they have been held when such action appears advisable to the Advisors. Frequent trades of investment portfolio securities generally will result in higher transaction and other costs. The portfolio turnover rate for the Portfolio is not expected to exceed 100%.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Portfolio receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. For the purposes of this policy, the Portfolio considers collateral consisting of U.S. Government Securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. During the term of the loan, the Portfolio is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Portfolio is also entitled to receive interest from the institutional borrower based on the value of the securities loaned. The Portfolio seeks to increase its income by investing the cash collateral received on the loan in short term, money market type instruments. From time to time, a Portfolio may return to the borrower, and/or a third party which is unaffiliated with Principal Preservation and which is acting as a ''placing broker,'' a part of the interest earned from the investment of the collateral received for securities loaned.

  The Portfolio does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities, if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the Portfolio could experience delays in liquidating the loan collateral or recovering the loaned securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which the Portfolio lends its securities.

  To minimize the foregoing risks, the Portfolio's securities lending practices are subject to the following conditions and restrictions: (1) the Portfolio will not make such loans in excess of 33% of the value of its total assets; (2) the Portfolio must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amount of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Portfolio must have the right to terminate the loan at any time; (5) the Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Portfolio may not pay any more than reasonable custodian fees in connection with the loan.

OTHER INVESTMENT PRACTICES AND ASSOCIATED RISKS

  To earn income, the Portfolio may enter into forward commitments, and may make short sales of already owned securities.

  Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase the Portfolio's overall investment exposure. If the value of the securities declines prior to the scheduled delivery date, the Portfolio's net asset value per share would decline correspondingly. The Portfolio does not intend to engage in forward commitment transactions if, after such purchase, more than 5% of the Portfolio's net assets would consist of such securities. See ''When-Issued and Delayed Delivery Transactions'' in the Statement of Additional Information.

  Short Sales ''Against-the-Box.'' The Portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short, and that not more than 10% of the Portfolio's net assets (determined at the time of short sale) may be segregated as collateral for such sales. It is the present intention of management to make such sales only to defer realization of gain or loss for federal income tax purposes.

  Repurchase Agreements. The Portfolio may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. The Portfolio may enter into repurchase agreements with respect to any securities which it may acquire (except for below investment grade bonds) consistent with its investment policies and restrictions.

  A repurchase agreement involves the purchase by the Portfolio of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities (''collateral'') at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Portfolio will seek to sell the collateral, which action could involve costs or delays. In such case, the Portfolio's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral are less than the repurchase price, the Portfolio could suffer a loss. Additional information regarding repurchase agreements is set forth in the Statement of Additional Information.

  State or Municipal Lease Obligations. The Portfolio is permitted to invest up to 5% of the value of its net assets in state or municipal leases. Municipal leases are obligations issued by Wisconsin and its local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract or a participation certificate in any of the above. In determining leases in which the Portfolio will invest, the Advisors will evaluate the credit rating of the lessee and the terms of the lease. Additionally, the Advisors may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. Additional information regarding municipal leases is set forth in the Statement of Additional Information.

  Concentration Policy. Although the Portfolio may invest 25% or more of its total assets in limited obligation bonds, the Portfolio will not invest 25% or more of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry, except that the Portfolio may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and/or utility obligations. In such circumstances, economic, business, political and other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. Appropriate available investments may be in limited supply, from time to time in the opinion of the Advisors, due to, among other things, the Portfolio's investment policy of investing primarily in obligations of Wisconsin (and municipalities, other political subdivisions and public authorities thereof) and of investing primarily in investment grade securities.

  Housing Obligations. The Portfolio may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Since housing authority obligations, which are not general obligations of Wisconsin, are generally supported to a large extent by Federal housing subsidy programs, the failure of a housing authority to meet the qualifications required for coverage under the Federal programs, or any legal or administrative determination that the coverage of such Federal programs is not available to a housing authority, could result in a decrease or elimination of subsidies available for payment of principal and interest on such housing authority's obligations. Weaknesses in Federal housing subsidy programs and their administration also could result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Repayment of housing loans and home improvement loans in a timely manner is dependent on factors affecting the housing market generally and upon the underwriting and management ability of the individual agencies (i.e., the initial soundness of the loan and the effective use of available remedies should there be a default in loan payments). Economic developments, including fluctuations in interest rates, failure or inability to increase rentals and increasing construction and operating costs, may also adversely impact upon revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

  Health Care Obligations. The Portfolio may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any subject health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is dependent, among other things, upon the revenues, costs and occupancy levels of the subject health care entity or hospital. Revenues and expenses of hospitals and health care facilities will be affected by future events and conditions relating generally to, among other things, demand for health care services at the particular type of facility, increasing costs of medical technology, utilization practices of physicians, the ability of the facilities to provide the services required by patients, employee strikes and other adverse labor actions, economic developments in the service area, demographic changes, greater longevity and the higher medical expenses of treating the elderly, increased competition from other health care providers and rates that can be charged for the services provided. Additionally, a major portion of hospital revenues typically is derived from federal or state programs such as Medicare and Medicaid and from other insurers. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of or interest on hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely impact upon the revenues or costs of hospitals. Future actions by the federal government with respect to Medicare and by the federal and state governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations or their interpretation, could adversely affect the amount of reimbursement available to hospital facilities. A number of additional legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. It is impossible to predict what legislative reforms may be made in the future in the health care area and what effect, if any, they may have on the health care industry generally or on the creditworthiness of health care issuers of specific securities in which the Portfolio may invest from time to time.

  Utility Obligations. The Portfolio may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material, construction and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations. In addition, on November 15, 1990 the Clean Air Act Amendments of 1990 were signed into law which provide for attainment and maintenance of health protective national ambient air quality standards. The goal of the law is to cut acid rain pollutants by half, sharply reduce urban smog and eliminate most of the toxic chemical emissions from industrial plants by the turn of the century. As enacted, the law affects nearly all electric power facilities that burn oil or coal. Regulations recently adopted by the United States Environmental Protection Agency to implement the Clean Air Act Amendments directly impose operating restrictions on such utilities and establish criteria that state regulatory agencies are required to impose and enforce on such utilities through the regulatory process. It is impossible to predict what effect costs associated with compliance with these regulations may have on the performance of utility securities generally. Additionally, greenhouse effect bills and hazardous toxic waste bills may further increase the cost of utility service.

  Other Risks. The exclusion from gross income for purposes of federal income taxes and Wisconsin personal income taxes for certain housing, health care and utility bonds depends on compliance with relevant provisions of the Internal Revenue Code of 1986, as amended (the ''Code''). The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Portfolio to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where a mortgage securing housing bonds is insured by the Federal Housing Administration (''FHA'') or other issuer, the consent of the FHA or other issuer may be required before insurance proceeds would become payable to redeem the bonds.

                             SPECIAL CONSIDERATIONS

ECONOMIC SECTOR AND INDUSTRY CONCENTRATION

  As discussed above (See ''Investment Program - Other Investment Practices and Associated Risks''), the Portfolio may, under certain circumstances, invest more than 25% of its total assets in limited obligation bonds payable from revenues of issuers involved in any one or more of the housing, utilities or health care industries and economic sectors. There may be economic, business or political developments or changes that affect all securities of a similar type, such as proposed legislation affecting the financing of certain projects, shortages or price increases of necessary materials, or declining market needs for certain projects. As a result of the possible industry concentration of the Portfolio's investment portfolio, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolio's performance.

GEOGRAPHIC CONCENTRATIONS

  Because, under normal market conditions, the Portfolio will invest primarily in securities, the interest on which is exempt from federal income tax and from Wisconsin personal income tax, it is likely that the Portfolio's investments will be concentrated in securities issued by issuers located in Wisconsin. Also, at times when the supply of Wisconsin issues is inadequate to meet the investment needs of the Portfolio, a significant portion of the Portfolio's assets will be invested in Tax Exempt Obligations originating from Puerto Rico. This geographic concentration may expose the Portfolio to greater credit risks than would be the case for an investment company investing in a nationally diversified portfolio of municipal securities. The value of the Portfolio's investments may be closely tied to local, political and economic conditions and developments within the State of Wisconsin and/or the territory of Puerto Rico. Other risks include possible tax changes, environmental concerns and differing levels of supply and demand for debt obligations exempt from federal and Wisconsin personal income taxes. The Portfolio's policies and programs seek to minimize this geographic concentration risk in a number of ways. First, the Portfolio intends to comply with the provisions of Subchapter M of the Code which, in part, require that, at the close of each quarter of the taxable year, those issues which represent more than 5% of the Portfolio's total assets must be limited in the aggregate to 50% of the Portfolio's total assets, and that no single issue may exceed 25% of the Portfolio's total assets. Moreover, geographic concentration is reduced since the Portfolio's policies and programs permit it to purchase securities issued by territories and possessions of the United States outside of Wisconsin, including Puerto Rico, the Virgin Islands, Guam and the District of Columbia, which are exempt from federal and Wisconsin personal income taxes.

  Wisconsin's economy, although fairly diverse, is primarily concentrated in the services industry (accounting for approximately 25% of its employment) and secondarily in manufacturing and retail. Wisconsin's economy has continued to outperform the national economy. The State's unemployment rate has been below the national average for the past seven years, and its state government has also maintained a balanced budget during that same period. As a result, revenues and assets necessary to support and collateralized interest and principal payments on bonds issued by Wisconsin public and private issuers in which the Portfolio may invest remain relatively strong.

  Since the early 1970s, manufacturing has been the primary force in Puerto Rican development. Other major sectors of Puerto Rico's economy include government, trade and services. Puerto Rico's unemployment rate remains relatively high at approximately 16%, and per capita income is less than half of the average in the United States. Debt ratios for Puerto Rico are high as it assumes much of the responsibility for financing improvements in the local infrastructure. Puerto Rico's economic base remains centered around tax advantages offered to U.S. manufacturing firms. Legislation or other action that would eliminate or reduce such tax incentives might give rise to economic instability and volatility in the market for municipal securities issued by or on behalf of Puerto Rico, its agencies or instrumentalities, including those in which the Portfolio invests.

  For a more detailed description of the economies and financial conditions of Wisconsin and Puerto Rico, see ''Geographic Concentration Factors'' in the Statement of Additional Information.

DEBT OR OTHER FIXED INCOME SECURITIES

  The total return earned on a Portfolio's debt or other fixed income securities will consist of the change in the net asset value per share of the Portfolio attributable to changes in the market value of such securities, together with the per share income generated by those securities. The net asset value of fixed income securities will be affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities in the Portfolio.

  A bond's yield reflects the fixed annual interest as a percent of its current price (the same concept is true for other debt and fixed income securities). This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of the fixed income securities held by the Portfolio, but will not affect the income received by the Portfolio from its existing fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Portfolio. In addition, such fluctuations would affect the income received on any variable rate demand notes or other variable rate securities held by the Portfolio.

  Movements in interest rates typically have a greater effect on the prices of longer term bonds than those with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on a $1,000 bond with a 7% coupon.
                                        PRINCIPAL VALUE IF RATES:
                                       -----------------------------
                          MATURITY     INCREASE 1%       DECREASE 1%
                          --------     -----------       -----------
  Intermediate Bonds      5 years             $959            $1,043

  Long-Term Bonds         20 years            $901            $1,116

  The Advisors will manage the debt securities in the Portfolio according to their assessment of the interest rate outlook. During periods of rising interest rates, the Advisors will likely attempt to shorten the average maturity of the Portfolio to cushion the effect of falling bond prices on the Portfolio's share prices. When interest rates are falling and bond prices are increasing, on the other hand, the Advisors will likely seek to lengthen the average maturity.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

  The Board of Directors of Principal Preservation is responsible for management of Principal Preservation and provides broad supervision over its affairs. The Advisors are responsible for the Portfolio's investment management, and Principal Preservation's officers are responsible for the Portfolio and Principal Preservation's overall operations.

THE ADVISORS

  The Portfolio is managed by Ziegler, as investment advisor, pursuant to the terms of the Investment Advisory Agreement. Ziegler Asset Management, a wholly-owned subsidiary of Ziegler, assists with the management of the Portfolio.

  Ziegler is registered with the Securities and Exchange Commission as an investment advisor and securities broker-dealer and is a member of the National Association of Securities Dealers. It has been engaged in the underwriting of debt securities for more than 75 years. Ziegler Asset Management is registered with the Securities and Exchange Commission as an investment advisor. On December 31, 1994, Ziegler Asset Management had more than $523 million under discretionary management. Ziegler and Ziegler Asset Management are each wholly-owned subsidiaries of The Ziegler Companies, Inc.

  The Advisors provide the Portfolio with overall investment advisory and administrative services. Subject to such policies as the Board of Directors may determine, the Advisors make investment decisions on behalf of the Portfolio, make available research and statistical data in connection therewith, and supervise the acquisition and disposition of investments by the Portfolio, including the selection of broker-dealers to carry out portfolio transactions.

  Each of the Advisors bears all of its own expenses of providing services under the Advisory and Sub-Advisory Agreements and pays all salaries, fees and expenses of the officers and Directors of Principal Preservation who are affiliated with them. The Portfolio bears all other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; salary, fees and expenses (including legal fees) of those Directors, officers and employees of Principal Preservation who are not officers, directors or employees of any of the Advisors; interest expenses; fees and expenses of the Depository, Transfer Agent and Dividend Disbursing Agent; administrative expenses; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities, expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and with various state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining Principal Preservation's legal existence and of shareholders' meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and fees and expenses of membership in industry organizations.

  Under the Advisory Agreements, the Portfolio pays Ziegler an annual fee, in monthly installments, based on the average daily net assets of the Portfolio. Pursuant to the terms of the Sub-Advisory Agreement, Ziegler pays Ziegler Asset Management a portion of that fee. The chart below sets forth the rates of the advisory and sub-advisory fees.

                                 ADVISORY FEES          SUB-ADVISORY FEES
                             PAID BY THE PORTFOLIO      PAID BY ZIEGLER TO
  NET ASSETS                       TO ZIEGLER        ZIEGLER ASSET MANAGEMENT
  ----------                 ---------------------   ------------------------
  First $250 million of the
    Portfolio's net assets        0.50 of 1%              0.15 of 1%

  Net assets in excess
    of $250 million               0.40 of 1%              0.12 of 1%

  In addition to serving as an investment advisor to Principal Preservation, Ziegler also serves as the Distributor of the shares of the Portfolio pursuant to a Distribution Agreement; provides accounting and other administrative services, including daily valuation of the shares of the Portfolio, pursuant to an Accounting/Pricing Agreement; provides depository and custodial services with respect to the portfolio securities of the Portfolio pursuant to a Depository Contract; provides transfer agent services pursuant to a Transfer and Dividend Disbursing Agency Agreement; and provides services to shareholders with respect to shareholder accounts opened and maintained through Ziegler by its customers. As discussed above, Ziegler Asset Management also serves as Sub-Advisor to the Portfolio.

  The Distribution Agreement provides that Ziegler is entitled to receive a commission on its sales of the shares of the Portfolio at the rate disclosed in Principal Preservation's current Prospectus (see ''Purchase of Shares''). The Accounting/Pricing Agreement provides that Ziegler is entitled to receive a fee for accounting services provided thereunder at an annual rate of .03 of 1% of the Portfolio's total assets of $30 million but less than $100 million, .02 of 1% of the Portfolio's total assets of $100 million but less than $250 million, and .01 of 1% of the Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per Portfolio per year, plus expenses. The Depository Contract provides that Ziegler is entitled to receive compensation deemed reasonable by the Board of Directors of Principal Preservation for services provided thereunder. The rate of compensation is currently set at .055 of 1% of the first $10 million of Principal Preservation's assets, .03 of 1% of the next $40 million of Principal Preservation's assets, .016 of 1% of the next $200 million of assets, and 0.015 of 1% of assets in excess of $250 million. Principal Preservation also reimburses Ziegler for certain expenditures incurred by it in connection with the distribution of Principal preservation's shares pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. See ''Distribution Expenses.''

  Ziegler presently serves as, and other brokers and financial institutions may in the future serve as, shareholder servicing Agents for shareholder accounts opened and maintained through them by their customers. Such agents provide shareholder services to the Portfolio with respect to these accounts pursuant to separate shareholder servicing agreements with Principal Preservation. The services include among others, (a) providing transfer agent and subtransfer agent services for the Agent's customers who purchase and hold shares of the Portfolio through the Agent; (b) aggregating and processing purchase and redemption orders in shares of the Portfolio for the benefit of the Agent's customers and transmitting and receiving funds in connection therewith, including arranging for the wiring of funds; (c) preparing and distributing statements showing share ownership information with respect to the Agent's customers who purchase and hold shares of the Portfolio through the Agent; (d) processing dividend payments and other distributions paid or made on shares of the Portfolio which are owned beneficially by the Agent's customers; (e) providing subaccounting services with respect to shares of the Portfolio purchased and held by the Agent's customers through the Agent; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices and updated prospectuses relating to shares of the Portfolio owned beneficially by the Agent's customers; (g) receiving, tabulating and transmitting proxies executed with respect to shares of the Portfolio owned beneficially by customers of the Agent; (h) providing necessary personnel and facilities to establish and maintain the shareholder services contemplated by the shareholders servicing agreement; (i) verifying and guaranteeing signatures of the Agent's customers in connection with redemption orders and transfers among and changes in customer-designated accounts holding shares of the Portfolio; (j) furnishing, on behalf of Ziegler as the Distributor (either separately or on an integrated basis with other reports sent by the Agent to its customers) all immediate, monthly and annual statements and confirmations of all purchases and redemptions of shares of the Portfolio in the customer's account(s) required by applicable federal or state laws; (k) providing reports requested by Ziegler as Distributor which contain state-by-state listing of the principal residences of the Agent's customers who purchase and hold shares of the Portfolio through the Agent; and (l) providing such other related services as Principal Preservation or a customer of the Agent reasonably may request.

  Under Ziegler's Shareholder Servicing Agreement with Principal Preservation, Ziegler receives a fee for providing these services at an annual rate of up to 0.15% of the Portfolio's average daily net assets representing shares owned by Ziegler's customers and held in accounts serviced by Ziegler. The Portfolio also reimburses Ziegler for certain out-of-pocket expenses it incurs in providing these services. Ziegler also is entitled to reimbursement from the Portfolio for out-of-pocket expenses (as opposed to overhead and other internal expenses of Ziegler) that it incurs in connection with providing the services contemplated by the shareholder servicing agreement, including without limitation, fees and expenses that Ziegler pays to third parties in connection with the processing and mailing of proxies and other shareholder communications to its customers with respect to shares of the Portfolio purchased and held by such customers through Ziegler.

  Pursuant to the terms of a Transfer and Dividend Disbursing Agency Agreement by and between Ziegler and Principal Preservation, Ziegler provides transfer and dividend disbursing agent and other shareholder account services with respect to all shareholder accounts that are not serviced separately by Ziegler or another shareholder servicing agent pursuant to the terms of a shareholder servicing agreement. The Transfer and Dividend Disbursing Agency Agreement provides that Ziegler is entitled to receive compensation deemed reasonable by the Board of Directors of Principal Preservation for services provided thereunder. The rate of compensation is currently at $13.50 per account for the Portfolio. Principal Preservation also reimburses Ziegler for all out-of-pocket expenses incurred in providing such services.

THE PORTFOLIO MANAGER

  Mr. Thomas P. Sancomb manages the investment of the assets of the Portfolio. Mr. Sancomb has served with Ziegler and Ziegler Asset Management in various capacities since March, 1975. He has served on Ziegler's Investment Committee since July, 1984. He is a Vice President of both Ziegler and Ziegler Asset Management. Mr. Sancomb also serves as manager of the bond portfolios for several other of the Principal Preservation portfolios.

                   DETERMINATION OF NET ASSET VALUE PER SHARE

  Net asset value per share of each portfolio is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the Portfolio's total assets (the value of the securities the Portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share will be calculated every week day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the ''Exchange''). The calculation is as of 2:30 p.m. New York time, for the Portfolio.

                               PURCHASE OF SHARES

  Orders received by Ziegler, a shareholder servicing agent, a bank or other financial institution or registered broker/dealer that has entered into a selling agreement with the Distributor with respect to shares of the Portfolio (a ''Selected Dealer'') prior to the close of business on the Exchange will be invested at the net asset value computed on that day. Orders received after the close of trading on the Exchange will be invested at the net asset value determined as of the close of trading on the Exchange on the next business day. Except as described below, the minimum initial investment is $1,000, and the minimum additional investment is $50. Exchanges between the Portfolio and another Principal Preservation portfolio, reinvestments of distributions from any Principal Preservation portfolio or from various unit investment trusts sponsored by Ziegler, reinvestments of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II and reinvestments of interest payments on bonds underwritten by Ziegler are not subject to the minimum additional investment requirement. An initial investment of $100 is permitted if made pursuant to an automatic investment plan providing for subsequent automatic investments of at least $100. See ''Shareholder Services - Systematics Purchase Plan.''

  Shares may be purchased by investors at net asset value plus a sales charge as set forth below. The Portfolio will not issue shares for consideration other than cash except in the case of a bona fide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet certain criteria in accordance with state securities laws. See ''Purchase of Shares'' in the Statement of Additional Information. Shares may be purchased by sending a check payable to Principal Preservation Portfolios, Inc., 215 North Main Street, West Bend, Wisconsin 53095.

  Shares may be purchased by investors at net asset value plus a sales charge as follows:
                                    PUBLIC OFFERING         NET AMOUNT
  SIZE OF INVESTMENT                       PRICE*<F8>        INVESTED
  ------------------                ---------------         ----------
  Less than $50,000                           2.5%               2.56%
  $50,000 but less than $100,000              2.0%               2.04%
  $100,000 but less than $250,000             1.5%               1.52%
  $250,000 but less than $500,000            1.25%               1.26%
  $500,000 but less than $1,000,000           1.0%               1.01%
  $1,000,000 or more                          0.0%                  0%

 *<F8>The sales charge reallowed by the Distributor to participating dealers and the commissions paid by the Distributor to participating financial institutions acting as agent for their customers are: (1) 0.5 of 1% for purchases of less than $250,000; (2) 0.4 of 1% for purchases of $250,000 or more, but less than $500,000; and (3) 0.3 of 1% for purchases of $500,000 or more, but less than $1 million. No reallowance or commission will be paid in connection with purchases of $1 million or more. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the amount paid to Selected Dealers, the Distributor may from time to time pay an additional concession or commission to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares. In no event will such additional concession or commission paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer's allowance or commission in respect of shares sold by the qualifying registered representative. A Selected Dealer who receives such an additional concession may be deemed to be ''underwriter'' in connection with sales by it of such shares and in that capacity the Selected Dealer may be subject to the applicable provisions of the Securities Act of 1933.

  Banks, acting as agents for their customers and not for the Portfolio or the Distributor, from time to time may purchase Portfolio shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of any Portfolio's shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Portfolio. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Portfolio. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. The Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other financial institution, are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency, and involve a risk of possible loss, including loss of principal.

  Reduced Sales Charges. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The above scale is applicable to initial purchases of Principal Preservation shares by any ''purchaser.'' The term ''purchaser'' includes (1) an individual, (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, or (4) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

  Another way to pay a lower sales charge is for a ''purchaser'' to add to his investment so that the current value of his shares, plus the offering price of the new shares, reach a higher discount level. For example, if the current value of the shares held by a shareholder in the Portfolio equals $100,000, the shareholder will pay a reduced sales charge on additional purchases of shares. If the shareholder invested an additional $100,000, the sales charge would be 1.5% on that additional investment. A shareholder's holdings in all Principal Preservation portfolios which have a sales charge will be aggregated in determining the break-point at which he is entitled to purchase in the Portfolio or in any other Principal Preservation portfolio.

  A third way is for a ''purchases'' to sign a non-binding statement of intention to invest $50,000 or more over a 13 month period in any one or combination of Principal Preservation portfolios which have a sales charge. If the purchases are completed during that period, each purchase will be at a sales charge applicable to the aggregate of the shareholder's intended purchases. Under terms set forth in the statement of intention, shares valued at 5% of the amount of intended purchase are escrowed and will be redeemed to cover the additional sales charge payable if the statement is not completed. Any remaining shares held in escrow will be released to the purchaser. A purchaser will continue to earn dividends and capital gains distributions declared by a portfolio with respect to shares held in escrow.

  Group Purchases. A reduced sales charge is also available to members of a qualified group. The sales charge for such persons is calculated by taking into account the aggregate dollar value of shares of all Principal Preservation shares sold subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in ''Purchase of Shares'' in the Statement of Additional Information.

  To receive the benefit of the reduced sales charge, the shareholder must inform Principal Preservation or Ziegler, his shareholder servicing agent or Selected Dealer that the shareholder qualifies for such a discount.

PURCHASES AT NET ASSET VALUE

  Shares may be purchased at net asset value (that is, without a sales charge) by a purchaser purchasing at least $1 million of shares or the value of whose account at the time of purchase is at least $1 million if the purchase is made through a Selected Dealer who has executed a selling agreement with the Distributor. The term ''purchaser'' has the meaning described in ''Reduced Sales Charges''above. The Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with Principal Preservation for a minimum period of time.

  Shares may also be purchased at net asset value when payment for those shares represents the proceeds from the redemption of shares of another mutual fund which charges a front end sales charge and which is not part of Principal Preservation. A purchase of shares of the Portfolio may be made at net asset value under this provision regardless of whether the sales charge was paid on the shares redeemed in the unrelated fund, but the redemption of those shares must have occurred no more than 60 days prior to the purchase of shares of the Portfolio. The Distributor may make a payment or payments, out of its own funds, to Selected Dealers effecting such exchanges, in an amount not to exceed
0.50 of 1% of the amount invested. All or a part of such payment may be conditioned upon the monies remaining invested with Principal Preservation for a minimum period of time. Shares of Principal Preservation in addition to those qualifying for purchase at net asset value under this provision may be purchased at net asset value plus the normal sales charge.

  Shares may also be purchased at net asset value by:  Directors and officers of Principal Preservation (including shares purchased jointly with or individually by any such person's spouse and shares purchased by any such person's children or grandchildren under age 21); employees of Ziegler, Selected Dealers, PanAgora Asset Management, Inc. (which serves as sub-advisor to Principal Preservation's S&P 100 Plus Portfolio), Mesirow Asset Management, Inc. (which serves as sub-advisor to the Select Value Portfolio) or Ziegler Asset Management, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of their employees. Shares may also be purchased with a reduced sales charge of 0.50 of 1% by directors of The Ziegler Companies, Inc. who are not also employees of Ziegler.

  Shares may also be purchased without a sales charge upon the reinvestment of distributions from the Portfolio or any other Principal Preservation portfolio, or investment of distributions from various unit investment trusts sponsored by Ziegler; the reinvestment of principal or interest payments on bonds issued by Ziegler Mortgage Securities, Inc. II; or the reinvestment of interest payments on bonds underwritten by Ziegler.

DISTRIBUTOR

  Ziegler is the principal Distributor for Principal Preservation. It allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. The Distribution Agreement between Principal Preservation and Ziegler will continue from year to year if it is approved annually by Principal Preservation's Board of Directors, including a majority of those Directors who are not interested persons of Principal Preservation, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days written notice and will automatically terminate if assigned.

                                  REDEMPTIONS

  You may have any or all of your shares redeemed as described below on any day Principal Preservation is open for business at the net asset value next determined. See ''Determination of net Asset Value Per Share.'' If the order is received prior to the close of the Exchange the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next business day.

  By Telephone. If you have completed the Telephone Redemption Authorization and signature guarantee sections of the account application, you may redeem shares by calling Ziegler at 800-826-4600 or your shareholder servicing agent. This authorization must be on file at least five days prior to the first telephone redemption. This authorization requires a signature guarantee. At your request, redemption will be made by wire to the bank account designated on the account application or a check will be sent to you at the registered address for your account on the business day following the redemption. See ''Redemptions - Sending Redemption Proceeds - By Wire.''

  You cannot redeem shares by telephone if you hold stock certificates for those shares. Additionally, shares paid for by personal, corporate, or government check cannot normally be redeemed before the 15th day after the purchase date or until the check clears, whichever occurs first.

  By establishing the telephone redemption service, you authorize Ziegler or your shareholder servicing Agent to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. The shareholder assumes some risks for unauthorized transactions by establishing the telephone redemption service. Ziegler has implemented, and will require that each shareholder servicing agent also implements, procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If Ziegler, a shareholder servicing agent, Principal Preservation, Ziegler Asset Management or any of their employees fails to abide by these procedures, Principal Preservation may be liable to a shareholder for losses he suffers from any resulting unauthorized transaction(s). However, none of Ziegler, any shareholder servicing agent, Ziegler Asset Management, Principal Preservation or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

  By Mail. To redeem shares by mail, send the following information to Ziegler or your shareholder servicing Agent: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered, together with the shareholder's account number; (2) the stock certificates for the shares being redeemed, if the certificates are held by the shareholders; (3) any required signature guarantees (see ''Signature Guarantees'' below); and (4) any additional documents which might be required for redemptions by corporations, executors, administrators, trustees, guardians, or other similar entities.

  Ziegler or your shareholder servicing Agent will redeem shares when it has received all necessary documents. You will be notified promptly by Ziegler or your shareholder servicing agent if your redemption request cannot be accepted. Neither Ziegler nor your shareholder servicing Agent may accept redemption requests which specify a particular date for redemption or which specify any special conditions. Questions concerning redemption procedures should be directed to Ziegler at 800-826-4600 or to your shareholder servicing agent.

  Signature Guarantees. To protect you, Ziegler or your shareholder servicing Agent and Principal Preservation from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable Ziegler or your shareholder servicing Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on Principal Preservation's records; (2) any redemptions by mail which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has changed within the past thirty (30) days; (4) authorizations to redeem by telephone; and (5) requests to transfer the registration of shares to another owner. These requirements may be waived by Principal Preservation in certain instances.

  Ziegler or your shareholder servicing Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature.

  Sending Redemption Proceeds. Redemption proceeds will not be sent until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

  By Mail. Checks for redemption proceeds typically are mailed within one or two days, but not later than seven days, after it receives the request and all necessary documents.

  By Wire. Wire redemption proceeds normally will be wired to your bank the next business day after Ziegler or the shareholder servicing agent receives the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. Ziegler currently deducts a $7.50 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

  Redemption Through Securities Brokers. Shares can also be redeemed through a securities dealer, who may charge a fee.

  Conditions on Redemptions. If, due to redemption, your account in the Portfolio drops below $500 for three months or more, Principal Preservation has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

  Principal Preservation may suspend the right to redeem shares in the Portfolio for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Portfolio to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the Portfolio's shareholders.

  It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of Principal Preservation, make it undesirable for the Portfolio to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of the Portfolio. However, the Portfolio has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Portfolio's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

                              SHAREHOLDER SERVICES

  Principal Preservation offers a number of shareholder services designed to facilitate investment in Portfolio shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained from Principal Preservation, or Ziegler. Some of the services described below may not be available from all shareholder servicing Agents. Shareholders and prospective investors should check with their shareholder servicing Agent to determine if it makes all of these services available.

  Systematic Purchase Plan. A Systematic Purchase Plan (''SPP'') may be established at any time. The minimum initial investment to participate in the SPP is $100 ($50 if the shareholder account is valued at more than $1,000). Minimum subsequent monthly deposit are $100. By participating in the SPP, you may automatically make purchases of shares in the Portfolio on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of the Portfolio shares. The SPP can be implemented with any financial institution that will accept the debits. There is no service fee for participating in the SPP. An application and instructions on establishing the SPP are available from your shareholder servicing Agent, Ziegler or Principal Preservation.

  Periodic Withdrawal Plan. You may establish a periodic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in the Portfolio. The periodic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. The minimum amount you may receive under a periodic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving periodic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investments is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The periodic withdrawal plan may be terminated at any time by written notice.

  Reinvestment Privilege. If you redeem shares in the Portfolio, you may reinvest all or part of the redemption processed in the Portfolio, without a sales charge, if you send written notice to Principal Preservation, Ziegler or your shareholder servicing Agent not more than 30 days after the shares are redeemed. Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

  Exchange Privilege. Subject to compliance with applicable minimum investment requirements, shares of any Principal Preservation portfolio may be exchanged for shares of any other Principal Preservation portfolio in any state where the exchange may legally be made. The standard sales commission applicable to purchases of shares of the Principal Preservation portfolio into which the exchange is being made (as disclosed in the then current prospectus for that Principal Preservation portfolio) will be charged in connection with the exchange, less any sales commission previously paid by the shareholder with
respect to the shares being exchanged.   However, if a front-end sales
commission was previously paid with respect to the shares being exchanged and the investment represented by such shares has been held in one or more Principal Preservation portfolios continuously for at least one year prior to the proposed exchange, then no additional sales commission will be charged in connection with the exchange. Before engaging in any such exchange, a shareholder should obtain from Ziegler and carefully read the current prospectus relating to the Principal Preservation portfolio into which he or she intends to exchange. Such exchanges may be subject to a service charge by Ziegler (currently $5.00) or the shareholder servicing Agent.

  In order to effect an exchange on a particular business day, Ziegler must receive a completed exchange authorization form or other written instructions, signed by all account owners, no later than 3:00 p.m. Eastern time. Exchange authorization forms may be obtained from, and should be returned to, Ziegler at 215 North Main Street, West Bend, Wisconsin 53095. Ziegler may accept instructions from selected dealers or shareholder servicing Agents, subject to certain conditions and requirements, for the exchange of shares held in an investor's account. Principal Preservation may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change that adversely affects their rights under this exchange privilege. All exchanges are subject to the conditions described above under ''Redemptions.''

  An exchange of shares is considered a sale for tax purposes and you will realize a gain or loss for federal income tax purposes.

  An excessive number of exchanges may be disadvantageous to Principal Preservation. Therefore, Principal Preservation, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges of shares in 12 months or more than one exchange per calendar quarter.

  Reinvestment of Distributions or Interest Payments. Unit holders of Ziegler sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of the Portfolio by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact Ziegler or their shareholder servicing Agent for further information.

            DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

  Dividends from net investment income will be declared daily and paid monthly in the Portfolio. Dividends may be taken in cash or additional shares at net asset value (without a sales charge). You may also direct Ziegler or your shareholder servicing agent to invest the dividends in shares of any other Principal Preservation portfolio for which you have any account. The investment occurs on the same day as the dividend distribution date. Unless you have elected in writing to Ziegler or your shareholder servicing agent to receive dividends and capital gain distributions in cash, they will be automatically reinvested in additional shares of the Portfolio.

  Capital gains distributions, if an, in the portfolios will be declared annually and normally will be paid within 45 days after the end of the fiscal year.

                                   TAX STATUS

  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to qualify as a ''regulated investment company''under Subchapter M of the Code and to take all other action required to ensure that no federal income taxes will be payable by the Portfolio and that the Portfolio can pay exempt-interest dividends.

  Federal Income Taxation.  Distributions of net interest income from Tax
Exempt Obligations that are designated by the Portfolio as exempt-interest dividends are excludable from the gross income of the Portfolio's shareholders. The Portfolio's present policy is to designate exempt-interest dividends at each daily distribution of net interest income. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

  Distributions paid from other interest income and from any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Since none of the Portfolio's income will consist of dividends from domestic corporations, the dividends received deduction for corporations will not be applicable to taxable distributions by the Portfolio. Distributions paid from long-term capital gains (and designated as such) are taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held shares in the Portfolio. Under a special provision of the Revenue Reconciliation Act of 1993 (the ''1993 Act''), if the Portfolio purchases a bond with market discount and later sells or otherwise disposes of the bond at a gain, it must recognize the gain as ordinary income (and not capital gain), to the extent of the market discount. The amount of this gain must also be treated as ordinary income by shareholders when distributed to them. Under the 1993 Act, long-term capital gains of individuals are taxed at a maximum rate of 28%, while the highest marginal regular tax rates on ordinary income for individuals for 1993 and subsequent years are 36% (applicable to taxable income in excess of $140,000 for married couples filing joint returns), and 39.6% (for both individuals filing single returns and married couples filing joint returns with taxable income in excess of $250,000). Shareholders not subject to federal income taxation will not be taxed on distributions by the Portfolio.

  For federal income tax purposes, an AMT is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Liability for AMT will depend on each shareholder's individual tax situation.

  Exempt-interest dividends attributable to interest income on certain Tax Exempt Obligations issued after August 7, 1986 to finance certain private activities will be treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. The Portfolio may invest up to 20% of its total assets in obligations the interest on which is treated as an item of tax preference. Also, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate AMT, the environmental tax imposed on corporations by Section 59A of the Code, and the branch profits tax imposed on foreign corporations under Section 884 of the Code. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

  Gain or loss realized on the sale or exchange of shares in the Portfolio will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. Such gain or loss will be long-term gain or loss if the shares were held for more than one year. Furthermore, any loss on the sale or exchange of shares held for six months or less (although regulations may reduce this time to 31 days) will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividends received with respect to such shares.

  Any loss on the sale or exchange of shares of the Portfolio generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the Portfolio within 30 days before or after such sale or exchange.
In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of affiliated mutual funds managed by the Advisor at a reduced sales charge, the shareholder's tax cost for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the taxable income, with certain adjustments.

  There is a possibility that shareholders may loose the tax-exempt status on the accrued income of a Tax Exempt Obligation if they redeem their shares in the Portfolio before a dividend has been declared. The redemption may convert the tax-exempt income characterization of accrued dividends to a taxable capital gain characterization to the shareholder. Shareholders should carefully consider and consult with their own tax advisers regarding the tax effects on them of such timing issues.

  Wisconsin State Taxation. Dividends paid by the Wisconsin Portfolio that are attributable to (1) interest earned on certain higher education bonds issued by the State of Wisconsin, certain bonds issued by the Wisconsin Housing and Economic Development authority, Wisconsin Housing Finance Authority bonds, and public housing authority bonds and redevelopment authority bonds issued by Wisconsin municipalities, the interest on which is exempt from taxation by Wisconsin statute, and (2) interest earned on obligations of the U.S. government or its territories and possessions, will not be included in the income of the Portfolio shareholders subject to the Wisconsin personal income tax. All other dividends paid by the Portfolio will be subject to the Wisconsin personal income tax. Capital gain dividends qualifying as long-term capital gains for federal tax purposes will be treated as long-term capital gains for Wisconsin income tax purposes. Wisconsin taxes long-term capital gains at the same rates as ordinary income, while imposing limitations on the deductibility of capital losses similar to those under federal law.

  Wisconsin imposes an alternative minimum tax on individuals, trusts, and estates to the extent that such tax exceeds a taxpayer's regular tax liability. Wisconsin AMT is based on federal alternative minimum taxable income, with certain adjustments. Dividends paid by the Portfolio that are attributable to interest paid on, (1) obligations issued by the State of Wisconsin or its agencies, the interest on which is exempt from Wisconsin personal income tax under Wisconsin statute, or (2) obligations of U.S. territories and possessions, when received by shareholders subject to the Wisconsin personal income tax, will be excluded from the Wisconsin alternative taxable income of those shareholders.

  Buying a Dividend. On the record date for a distribution from capital gains by the Portfolio, its share price is reduced by the amount of the distribution. If you buy shares just before the record date (''buying a dividend''), you will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.

  Other Tax Information. Under federal tax law, some investors may be subject to a 31% withholding on reportable dividends, capital gains distributions and redemption payments (''backup withholding''). Generally, investors subject to backup withholding will those for whom a taxpayer identification number is not on file with Principal Preservation or who, to Principal Preservation's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, an investor must certify on the account application that the taxpayer identification number provided is correct and that the investment is not other subject to backup withholding, or is exempt from backup withholding.

  The foregoing is only a summary of some of the important tax considerations generally affecting the Portfolio and their shareholders. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.

                             DESCRIPTION OF SHARES

  The authorized common stock of Principal Preservation consists of one billion shares, par value of $0.001 per share. The shares of Principal Preservation are presently divided into nine series: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Insured Tax-Exempt Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Select Value Portfolio, Dividend Achievers Portfolio, Balanced Portfolio and Cash Reserve Portfolio, consisting of 50 million shares in each of the first eight series and 300 million in the Cash Reserve Portfolio. The Board of Directors of Principal Preservation may authorize the issuance of additional series and may increase or decrease the number of shares in each series.

  Each share of Principal Preservation has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and nonassessable. Each share of a series is entitled to participate pro rata in dividends or other distributions declared by the Board of Directors of Principal Preservation with respect to that series, and all shares of a series have equal rights in the event of liquidation of that series. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

  Each share of each series of Principal Preservation (including each share of the Portfolio) is entitled to one vote on each matter presented to shareholders of that series. As a Maryland corporation, Principal Preservation is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or otherwise deemed appropriate by the Board of Directors. Special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract. On matters affecting an individual series (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. Shares of a series are not entitled to vote on any matter not affecting that series. All shares of each series vote together in the election of Directors. Shares do not have cumulative voting rights.

  As used in the Prospectus, the phrase ''majority vote'' of the outstanding shares of the Portfolio (or of Principal Preservation) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or Principal Preservation) present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or Principal Preservation).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between Principal Preservation and the broker.

  Principal Preservation will not deal with Ziegler or its affiliates in any transaction in which they act as a principal, but to the extent and in the manner permitted by the 1940 Act may effect brokerage transactions through them. The Advisors may utilize the services of Ziegler or an affiliate as a broker if the commissions, fees or other remuneration received by them are reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. See ''Portfolio Transactions and Brokerage'' in the Statement of Additional Information.

  Allocation of transactions, including their frequency, to various dealers is determined by the Advisors in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Principal Preservation may also consider sales of shares of its portfolios as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution.

                             DISTRIBUTION EXPENSES

  In addition to the sales charge deducted at the time of purchase, the Portfolio is authorized under a Distribution Plan (the ''Plan'') pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. The Plan permits payments to be made by the Portfolio to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of the Portfolio's shares to investors. These payments include, but are not limited to, the payments to selling representatives or brokers as a service fee, advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of the Portfolio. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Portfolio's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

  Under the Plan, the payments may not exceed an amount computed at an annual rate of 0.25 of 1% of the average daily net assets of the Portfolio. The Distribution Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors. For further information regarding the Distribution Plan, see ''Distribution Plan'' in the Statement of Additional Information.

                               OTHER INFORMATION

  Transfer and Dividend Disbursing Agent. B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095, acts as Transfer and Dividend Disbursing Agent.

  Shareholder Statements and Reports. Shareholders receive confirmation at least quarterly regarding their transactions and reports at least semiannually setting forth various financial and other information related to the Portfolio.

  Shareholder Inquiries. Shareholder inquiries may be direct to Principal Preservation at 215 North Main Street, West Bend, Wisconsin 53095; or by telephone at (800) 826-4600.

  Performance Information. From time to time the Portfolio may advertise its ''yield'' and ''total return.'' Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The ''yield'' of the Portfolio refers to the income generated by an investment in the Portfolio over a one month period (which period will be stated in the advertisement). This income is then ''annualized.'' That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. ''Total return'' of the Portfolio refers to the average annual total return for one, five and ten year periods (or so much thereof as the Portfolio has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gains distributions, after giving effect to the maximum applicable sales charge. In addition, the Portfolio may advertise its ''tax equivalent yield,'' which is computed by dividing that portion of the Portfolio's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt. Performance information should be considered in light of the Portfolio's investment objective and policies, characteristics and quality of the Portfolio and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Further information is contained in the Statement of Additional Information.

  Portfolio Rating. From time to time the Portfolio may obtain and use a rating from a nationally recognized statistical rating organization. For a description of such ratings, see ''Portfolio Ratings'' in the Statement of Additional Information.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                TERMS AND CONDITIONS OF GENERAL APPLICATION FORM
                             ADDITIONAL INVESTMENTS

 After a Shareholder account is established, additional investments in the amount of $50 or more may be made to that existing account at any time. Additional investments of $100 or more may be made to existing accounts for investments made pursuant to an Systematic Purchase Plan. Such additional investments will be applied to the purchase of full and fractional shares of the specified Portfolio at the public offering price. These investments should be accompanied by an investment transmittal stub (attached to any previously received shareholder confirmation) and mailed directly to B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095 (the Transfer Agent). Additional investments can also be made through your dealer.

                         INFORMATION PERTAINING TO THE
                             STATEMENT OF INTENTION

 Subject to conditions specified below, each purchase during the 13-month period subsequent to the effective date of this application will be made at the public offering price applicable to a single transaction of the dollar amount indicated, as described in the then effective prospectus. The offering price may be further reduced under the Combined Purchase and Cumulative Investment Privilege if the Transfer Agent is advised of any shares previously purchased and still owned. You understand that you may, at any time during the period, revise upward your stated intention by submitting a written request to that effect. Such revision shall provide for the escrowing of additional shares. The original period of the Statement, however, shall remain unchanged. Each separate purchase made pursuant to the Statement is subject to the terms and conditions contained in the prospectus in effect at the time of that particular purchase. It is understood that you make no commitment to purchase shares, but that if purchases so made within 13 months from this date do not aggregate the amount specified, you will pay the increased amounts of sales charge prescribed in the terms of escrow. You or your dealer must refer to this Statement of Intention in placing each future order for shares while this Statement is in effect. It is understood that when remitting funds directly to the Transfer Agent for investment in your account, specific reference must be made to this Statement. This cancels and supersedes any previous instructions which you may have given inconsistent with the above. You have received a copy of the current prospectus to which this application relates.

Terms of Escrow to the Statement of Intention

 1. To assure compliance with provisions of the Investment Company Act of 1940, out of the initial purchase (or subsequent purchase if necessary) 5% of the dollar amount indicated on the reverse side hereof will be held in escrow in the form of shares (computed to the nearest full share at the applicable public offering price) registered in your name. These shares will be held at the Fund's Transfer Agent and be subject to the terms of escrow.

 2. If total purchases pursuant to this Statement equal the amount of the specified expected aggregate purchase, escrow shares will be released from restriction and be deposited to your account.

 3. If the total purchases pursuant to this Statement are less than the amount specified, you shall remit to the Dealer an amount equal to the difference between the dollar amount of sales charge actually paid and the amount of sales charge which would have been paid on the total purchases if all such purchases had been made at a single time. If the Distributor or the dealer, within 10 business days after request, does not receive this amount, they will instruct the Fund's Transfer Agent to redeem an appropriate number of escrow shares to realize such difference. If the proceeds from this redemption are inadequate, you will be liable to the Distributor or the dealer for the difference. The remaining shares after the redemption will be deposited to your account unless otherwise instructed.

 4. You hereby irrevocably constitute and appoint the Fund's Transfer Agent as attorney to surrender for redemption any or all shares on the books of the Fund, under the conditions previously outlined, with full power of substitutions in the premises.

 5. Any dividends and capital gain distributions declared by the Fund with respect to escrowed shares will be added to the escrow account.

                             COMBINED PURCHASE AND
                        CUMULATIVE INVESTMENT PRIVILEGE

 Shares may be purchased at the offering price applicable to the total of (a) dollar amount then being purchased plus (b) an amount equal to the value of the combined holdings of all Portfolios that have a sales charge of (1) an individual; (2) an individual, his spouse and their children under the age of 21 purchasing securities for his or their own account; (3)a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account; (4) a pension, profit sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code (the ''Code''); (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code;
(6) employee benefit plans qualified under Section 401 of the Code of a single employer or of employers who are ''affiliated persons'' of each other within the meaning of Section 2(a)(3)(c) of the Securities Act of 1933, as amended; or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order for this cumulative quantity discount to be made available, the shareholder or his securities dealer must notify B.C. Ziegler and Company or the Distributor of the total holdings in all Portfolios each time an order is placed.

                             TELEPHONE REDEMPTIONS

 If you elect to redeem by telephone, a signature guarantee must be included with the application. This authorizes and directs the Funds' and the Transfer Agent, acting as your attorneys-in-fact, to redeem any or all shares of the Funds' pursuant to instructions received by telephone from you or any other person and to wire the proceeds to the bank account designated in your application. You agree that any telephone instructions may be recorded.

                              DEALER AUTHORIZATION

 The dealer, in signing the Authorization, authorizes B.C. Ziegler and Company as its agent and on its behalf, to purchase from time to time Fund shares necessary for the shareholder who has signed the Authorization. B.C. Ziegler and Company is authorized and directed where necessary to cause the shares to be transferred to the name of the shareholder on the books of the Fund to retain and to account to the dealer for the dealer's sales charge due on each purchase, to confirm each direct sale to the shareholder on behalf of the dealer, and to transmit to the shareholder each new prospectus of the Fund or supplement thereto delivered to it for that purpose. The dealer guarantees the genuineness of the signature(s) on the Authorization and represents that each person who has signed the Authorization is of legal age and not under legal disability. The dealer also represents that it is a duly licensed and registered dealer and that it may lawfully sell the specified securities in the state designated as the investor's mailing address. It further represents, if the sale has been made within the United States, that it is a member of the NASD and has entered into a soliciting dealer agreement with B.C. Ziegler and Company with respect to such shares.

         TERMS AND CONDITIONS FOR ESTABLISHING SYSTEMATIC PURCHASE PLAN

1. OPENING A SYSTEMATIC PURCHASE PLAN (''SPP''). An SPP may be established at any time by submitting the information requested above to the Agent. Depending on the date you elect to have automatic investments made, the SPP may take up to 30 days to commence after receipt of the SPP request by the Agent. There is a minimum initial investment of $100.00 for accounts opened under the SPP, and for subsequent investments until your account balance reaches $1,000, after which investments can be made in increments of $50 or more.

2. INVESTMENTS. The Portfolio shall collect the amount specified from your account at the designated financial institution as hereby authorized, debiting such account to its own order. Other than the sales charge, there are no service fees for participation in the SPP. The Portfolio shall treat each deposit as if it were made by you directly.

3. TERMINATION. The privilege of making deposits under this service may be revoked by the Portfolio without prior notice if any debit is not paid upon presentation. The Portfolio shall be under no obligation to notify you of the non-payment and the Portfolio shall have no liability whatsoever with respect thereto. You may discontinue the SPP by written notice to the Agent which is received at least ten business days prior to the collection date or the SPP may be discontinued at any time by the Portfolio upon 30 days written notice prior to any collection date.

4. CHANGES IN ACCOUNT. In order to continue participation in the SPP, you must notify the Agent in writing of changes in your account. A ''Voided'' check reflecting the change of account must be attached to the written notification.

5. AVAILABILITY. The SPP is available only through financial institutions that have agreed to participate in such plans and may not be available to residents of certain states.

             PRINCIPAL PRESERVATION PORTFOLIOS, INC. (the ''Fund'')
                            ACCOUNT APPLICATION FORM

MAKE CHECK OR                           MAIL TO:  Principal Preservation
                                                  215 North Main Street
                                                  West Bend, WI  53095
MONEY ORDER PAYABLE TO: Principal Preservation Portfolios
------------------------------------------------------------------------------

ACCOUNT REGISTRATION

Individual
------------------------------------------------------------------------------
First                Middle Initial              Last Name

Joint Owner
------------------------------------------------------------------------------
First                Middle Initial              Last Name

(In case of joint registration, a joint tenancy with right of survivorship will be presumed, unless otherwise indicated.)

Uniform Gift To Minor
------------------------------------------------------------------------------
                            Custodian's Name

Other
------------------------------------------------------------------------------
Name of corporation, other organization or fiduciary; if trust, state trustee, maker and date of trust

------------------------------------------------------------------------------
Print - Street Address                   (Area code)  Telephone No. (optional)

------------------------------------------------------------------------------
City                                               State       Zip Code

Citizen of:      United States       Other
                                          ------------------------------------
                                          (please specify)

------------------------------------------------------------------------------

PORTFOLIO SELECTION
Indicate the amount you wish to invest in the Wisconsin Tax-Exempt Portfolio. Minimum initial investment is as indicated.

Wisconsin Tax-Exempt Portfolio
                               ---------------------------
                                    (minimum $1,000)

   I'm interested in any or all of the Principal Preservation Government, Insured Tax-Exempt, Tax-Exempt, S&P 100 Plus, Select Value, Dividend Achievers and/or Balanced Portfolios. Please send me the combined Prospectus for these Portfolios.

   I'm interested in the Cash Reserve Portfolio.  Please send me a Prospectus.

------------------------------------------------------------------------------

METHOD OF PAYMENT
Shares purchased by personal or corporate check may not be redeemed by telephone or otherwise until 15 days after investment date or until the check clears.
   Personal Check or     Other
                              -----------------
                              (specify)

------------------------------------------------------------------------------

DIVIDEND AND DISTRIBUTION OPTIONS
Until I advise you to the contrary, I elect to:

  Reinvest all dividends and capital gain distributions. (If no box is checked, all dividends and capital gain distributions will be reinvested in additional shares.)

  Receive dividends in cash and reinvest capital gains.

  Receive all distributions in cash.

------------------------------------------------------------------------------

STATEMENT OF INTENTION
Effective Date
              -----------------------------------

(Not more than 90 days prior to date of signature)
The investor intends, but shall be under no obligation, to invest over a 13-month period from the date of purchase an aggregate amount in any of the Principal Preservations portfolios having a sales charge equal to at least:

$50,000-$99,999         $500,000-$999,999
$100,000-$249,999       $1,000,000 or more
$250,000-$499,999

Each purchase will be made at the public offering price applicable to a single purchase of the dollar amount designated above, as described in the prospectus (see ''PURCHASE OF SHARES'').


------------------------------------------------------------------------------

RIGHTS OF ACCUMULATION
I qualify for Rights of Accumulation as described in a Principal Preservation Prospectus. Listed below are all the accounts from the different portfolios of Principal Preservation sold subject to a sales charge which should be credited toward the reduced sales charge.

Account Number                          Account Number
              ----------------------                  ------------------------

Account Number                          Account Number
              ----------------------                  ------------------------

------------------------------------------------------------------------------

TELEPHONE EXCHANGE
I authorize telephone exchange privileges.
   If you request the telephone exchange option, you must obtain a Signature
                               Guarantee on back.

------------------------------------------------------------------------------

SYSTEMATIC PURCHASE PLAN (''SPP'')
If you select this option please review the terms and conditions in the Prospectus. New accounts please fill in information in account registration. I hereby authorize the Portfolio to withdraw from my checking account:
$               (see Terms and Conditions) on or about the   5th or  20th of
 --------------
each month.

An account must be previously established or a check in the amount of at least must accompany application to be used to purchase shares of the
-------------
Wisconsin Tax-Exempt Portfolio through the financial institution as follows:

------------------------------------------------------------------------------
Name of Financial Institution                         Branch Name and Number


------------------------------------------------------------------------------
Address of Financial Institution

Please attach an unsigned and voided check from the checking account you wish to use for the Systematic Purchase Plan. Write ''Void'' across the face of the check. Your check must be imprinted with all name(s) on your bank account and carry your financial institution's magnetic ink coding numbers across the bottom.
Signature                            Signature                        Date

------------------------------------------------------------------------------
(If your checking account is held by more than one person, all account holders must sign this application.)

------------------------------------------------------------------------------

TELEPHONE REDEMPTIONS -  By wire to:   or     By mail to registered owner's
address of record.

------------------------------------------------------------------------------
Bank Name and Your Bank ABA Routing Number

------------------------------------------------------------------------------
Bank Address - Street                                   Name of Bank Account

------------------------------------------------------------------------------
City              State      Zip                      Your Bank Account Number

  If you request Telephone Redemptions, you must obtain a Signature Guarantee
                                    (below).

------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PAYMENT
Beginning              , 19      please send checks in the amount of
          -------------     ----
$               .
 ---------------
($150 minimum)
Monthly                 Quarterly
       -----------------         ------------------
Please allow 30 days to start a program. Checks will be sent on the 26th day of each month (the next business day if a holiday).

Payment to be made to registered owner's address of record.

Payment to be made to other than registered shareholders, identified at right:

------------------------------------------------------------------------------
Bank or Payee's Name

------------------------------------------------------------------------------
Account Number

------------------------------------------------------------------------------
Name

------------------------------------------------------------------------------
Street Address

------------------------------------------------------------------------------
City                                             State           Zip

If you request payments to be made other than to the registered shareholder, you must obtain a Signature Guarantee (below).

------------------------------------------------------------------------------

SIGNATURE (This section must be filled out by new accounts.)
By the execution of this Application the investor represents and warrants that he has full right, power and authority, and, if a natural person is of legal age in his state of residence, to make the investment applied for pursuant to this Application, and the person or persons, if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application, and to purchase or redeem shares of Principal Preservation on behalf of the investor. The investor hereby affirms that he has received a current Prospectus.
''Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.''

1. ONLY INDIVIDUALS FILL IN

X                                            X
 -------------------------------------------- --------------------------------
Signature of Applicant          Date    Signature of Joint Registrant, if any

------------------------------------------------------------------------------
Social Security Number     Print Name of Taxpayer Whose Number Appears at Left

OR
2. ONLY CORPORATIONS, PARTNERSHIPS, TRUSTS INSTITUTIONS FILL IN

------------------------------------------------------------------------------
Firm Name

------------------------------------------------------------------------------
Date                     Signature and Title

------------------------------------------------------------------------------
Taxpayer Identification Number             Date           Signature and Title

------------------------------------------------------------------------------

SIGNATURE GUARANTEE (Required for Telephone Redemptions or Systematic Withdrawal Payment options, if chosen above.) Signature(s) Guaranteed by commercial bank, trust company, savings and loan association, credit union or member firm of a national stock exchange.
By:
------------------------------------------------------------------------------
(Authorized Signature)                       Name of bank, association or firm

------------------------------------------------------------------------------

DEALER IDENTIFICATION
B.C. Ziegler and Company (the ''Distributor''), acts as agent in all purchases by the investor of shares of Principal Preservation. The Distributor and the authorized dealer, if any, named below each authorizes and appoints B.C. Ziegler and Company to act as its agent to execute the purchase of shares of Principal Preservation by the investor, whether the payment is received from the Distributor, the authorized dealer or directly from the investor, and to confirm such purchases on their behalf.

------------------------------------------------------------------------------
Dealer's Name

------------------------------------------------------------------------------
Home Office Address                     City               State      Zip Code
By
------------------------------------------------------------------------------
Authorized Signature of Dealer             Address of Office Servicing Account

------------------------------------------------------------------------------
Branch No.        Salesman's No.         Salesman's Last Name       Dealer No.

TABLE OF CONTENTS

                               Page
                               ----
Questions and Answers            2
Expenses                         4
Financial Highlights             5
Investment Objectives
and Policies                     6
Investment Program               6
Special Considerations          12
Management                      13
Determination of Net Asset
 Value Per Share                16
Purchase of Shares              16
Redemptions                     18
Shareholder Services            20
Dividends, Capital Gains
Distributions and
   Reinvestments                21
Tax Status                      22
Description of Shares           23
Portfolio Transactions
  and Brokerage                 24
Distribution Expenses           24
Other Information               25


PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

INVESTMENT ADVISORS
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, CUSTODIAN AND TRANSFER AND DIVIDEND
DISBURSING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

AUDITOR
   Arthur Andersen LLP
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

PP895-5/95